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                                                       SEC File Nos. 033-02610
                                                                     811-04550

                               THE MAINSTAY FUNDS
                         MainStay Blue Chip Growth Fund

                        Supplement dated January 13, 2005
                      to the Prospectus dated March 1, 2004

This Supplement updates certain information contained in the above dated Prospectus ("Prospectus") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

      At a meeting held on December 10, 2004, a majority of the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") whereby all of the assets and liabilities of the MainStay Blue Chip Growth Fund (the "Fund") will be transferred to the MainStay Large Cap Growth Fund in exchange for shares of the MainStay Large Cap Growth Fund (the "Reorganization")1. Under this Agreement, the Fund would be completely liquidated after the Reorganization.

      The Reorganization is being proposed due to the lack of expected asset growth and historical performance of the Fund. In approving the Agreement, the Board of Trustees of the Trust considered various factors, including, as applicable: the potential benefits of the Reorganization to shareholders of each of the subject Funds; the relevant past and current growth in assets and investment performance and future prospects of each Fund; the compatibility of investment objectives, policies, restrictions and investment holdings of the Funds; the terms and conditions of the Agreements and whether there would be any dilution of shareholder interests, and any direct or indirect costs to be incurred by shareholders of each of the subject Funds.

      A meeting of shareholders of Fund has been scheduled on or about April 6, 2005 in order to vote on the proposed Reorganization. Should shareholders approve the Reorganization, it is scheduled to be effective on or about the close of business on April 8, 2005.


           Please Retain This Supplement For Your Future Reference



                                                                    MS16bg-01/05



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(1) The MainStay Large Cap Growth Fund is a newly created series of the Trust, the registration statement of which will become effective on or about March 1, 2005. The MainStay Large Cap Growth Fund is expected to commence operations following a separately proposed reorganization of that Fund with the FMI Winslow Growth Fund, a series of an unaffiliated investment company, on or about March 15, 2005.